EXHIBIT 99.2

Supplemental Financial Information Third Quarter Ended September 30, 2019 November 6, 2019

Forward - Looking Statements This presentation contains “forward - looking statements” (as defined in the Securities Litigation Reform Act of 1995 ) regarding, among other things, future events or the future financial performance of the Company . Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimate,” “may,” “could,” “should,” “outlook,” and “guidance” and words and terms of similar substance used in connection with any discussion of future plans, actions, events or results identify forward - looking statements . Forward - looking statements are based on information currently available to the Company and involve estimates, expectations and projections . Investors are cautioned that all such forward - looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward - looking statements, including, but not limited to, the risks and uncertainties described in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict . Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward - looking statements . Furthermore, forward - looking statements speak only as of the information currently available to the Company on the date they are made, and the Company does not undertake any obligation to update publicly or revise any forward - looking statements to reflect events or circumstances that may arise after the date of this presentation . The Company does not give any assurance (1) that the Company will achieve its guidance or expectations, or (2) concerning any result or the timing thereof . All subsequent written and oral forward - looking statements concerning the Company and attributable to the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . ” Non - GAAP Financial Information This presentation includes certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA . The company uses these non - GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items . The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance . The items excluded from these non - GAAP measures are important in understanding LHC Group’s financial performance, and any non - GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures . Since these non - GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies . EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense . Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions . 2 Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG

Table of Contents

Company overview....................4-5

Select key segment statistical and financial data....................6

Consolidated results....................7-8

Adjustments to net income....................9

Segment results....................10-16

2019 guidance....................17

Almost Family update....................18

Accelerated acquisition and joint venture momentum....................19

Quality data....................20

Debt and liquidity metrics....................21

Focus for 2020....................22

Non-GAAP reconciliations....................23-25

LHC GROUP

3

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC Group Overview 72.0% 10.7% 10.3% 5.4% 1.6% % of Revenue HH Hospice HCBS Facility-based HCI 4 555 home health locations 60% Of U.S. population aged 65+ included in service area 109 hospice locations 105 * home & community based services locations 13 Long term acute care hospitals locations 27 other service locations 809 total locations 350 leading hospital JV partners 35 states and District of Columbia * The number of locations for HCBS has been updated to not only include the physical standalone locations but also the locations that are part of a home health provider.

• Net service revenue up 4.2% for Q3 as compared to Q3 2018 • Adjusted Earnings Per Share increases 32.6% for Q3 2019 as compared to Q3 2018 • Organic growth in admissions for Legacy LHC Group home health locations was 11.1% for the quarter and 8.6% year to date. • Organic growth in admissions for hospice was 2.1% for the quarter and 5.9% year to date. • LHC Group quality and patient satisfaction scores continue to lead the industry • Maintained strong pace of acquisitions – acquired or announced acquisitions of $86.7 million in annualized revenue year to date in 2019 • 130 Almost Family locations fully converted to LHC Group’s version of Homecare Homebase prior to the third quarter and demonstrated sequential organic growth in home health admissions of 1.2% in the third quarter as compared to the second quarter. Commentary on Q3 2019 5

Select Key Segment Statistical and Financial Data Organic growth excluding Almost Family: (1)(2) Net revenue 7.9% 9.3% 7.2% 9.1% Net Medicare revenue 4.1% 4.6% 3.5% 4.8% Total new admissions 11.1% 9.7% 8.6% 8.1% Medicare new admissions 5.4% 4.6% 2.5% 4.8% Average daily census 7.2% 2.9% 5.1% 2.9% Average Medicare daily census 2.6% (0.9)% 0.0% (0.8)% Medicare completed and billed episodes 3.6% 0.7% 1.0% 1.0% Three Months Ended September 30 , Nine Months Ended September 30, 2019 2018 2019 2018 Home Health Average daily census 13,676 14,455 13,914 14,491 Billable hours 2,276,984 2,295,450 6,841,598 5,002,064 Revenue per billable hour $23.97 $23.30 $23.62 $24.30 Home and Community - Based Admissions 4,522 4,557 13,746 13,139 Average daily census 4,187 3,763 4,002 3,525 Patient days 385,164 346,153 1,093,039 962,839 Average revenue per patient day $152.47 $155.40 $153.74 $154.03 Organic growth excluding Almost Family: (1)(2) Total new admissions 2.1% 5.1% 5.9% 4.2% Average daily census 9.2% (3.5)% 8.9% (7.1)% Hospice Patient days 18,918 21,617 58,524 65,480 Average revenue per patient day $1,377 $1,183 $1,310 $1,244 Occupancy rate 66.3% 75.8% 69.2% 73.5% Facility - Based (1) Organic growth is calculated as the sum of same store plus de novo for the period divided by total from the same period in the prior year. (2) Almost Family locations remain counted as acquired locations due to continued system integrations, which is expected to be completed by the end of 2019. 3Q 2019 Consolidated Growth 6 • Revenue: +4.2% • Adjusted EPS: +32.6% • Adjusted EBITDA: +22.2% • Revenue: +70.3% • Adjusted EPS: +46.7% • Adjusted EBITDA: +84.5% YTD 2019 Consolidated Growth • Revenue: +19.1% • Adjusted EPS: +33.3% • Adjusted EBITDA: +42.2%

2019 Adjusted Consolidated Results Three months ended September 30 Nine months ended September 30 Consolidated Total Adjustments Adjusted Consolidated Consolidated Total Adjustments Adjusted Consolidated Net service revenue $528,499 $0 $528,499 $1,548,926 $0 $1,548,926 Cost of service revenue 334,768 (3,335) 331,433 981,620 (10,945) 970,675 Gross margin 193,731 197,066 567,306 578,251 General and administrative expenses 146,829 (9,501) 137,328 440,634 (22,362) 418,272 Impairment of intangibles and other 197 (197) 0 7,534 (7,534) 0 Operating income $46,705 $13,033 $59,738 $119,138 $40,841 $159,979 Add back depreciation 4,412 0 4,412 12,812 0 12,812 Less noncontrolling interests (4,534) 0 (4,534) (14,017) 0 (14,017) Earnings before interest, tax, and depreciation (EBITDA less NCI) $46,583 $13,033 $59,616 $117,933 $40,841 $158,774 EBITDA less NCI as a percentage of revenue 8.8% 11.3% 7.6% 10.3% 7

Adjusted Consolidated Results – 2019 vs 2018

	Three months ended September 30				Nine months ended September 30			
	2019 Adjusted Consolidated	% of rev	2018 Adjusted Consolidated	% of rev	2019 Adjusted Consolidated	% of rev	2018 Adjusted Consolidated	% of rev
Net service revenue	$528,499		$507,043		$1,548,926		$1,300,671	
Cost of service revenue	331,433	62.7%	319,326	63.0%	970,675	62.7%	827,922	63.7%
Gross margin	197,066	37.3%	187,717	37.0%	578,251	37.3%	472,749	36.3%
General and administrative expenses	137,328	26.0%	139,622	27.5%	418,272	27.0%	362,507	27.9%
Operating income	$59,738	11.3%	$48,095	9.5%	$159,979	10.3%	$110,242	8.5%
Depreciation	4,412		4,438		12,812		11,986	
Noncontrolling interests	(4,534)		(3,751)		(14,017)		(10,593)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$59,616		$48,782		$158,774		$111,635	
EBITDA less NCI as a percentage of revenue	11.3%		9.6%		10.3%		8.6%	

- Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) increased 170 basis points as a percentage of revenue. This was due to an improvement of 30 basis points in gross margin and 160 basis point improvement in general and administrative expense in the third quarter of 2019 as compared to the same period in 2018.

- For the nine months ended September 30, 2019, adjusted EBITDA increased 170 basis points due to 100 basis point improvement in gross margin and 90 basis point improvement in general and administrative expense.

LHC GROUP

8

Adjustments to Net Income

PRE-TAX ADJUSTMENTS	Q3 2019	Q3 2018	YTD 2019	YTD 2018
Almost Family and other acquisition expenses (1)	$11,731	$9,914	$28,305	$27,114
Closures/relocations/consolidations (2)	$1,302	$3,251	$6,536	$6,765
Provider moratorium impairment (3)	$0	$0	$6,000	$0
Total	**$13,033**	**$13,165**	**$40,841**	**$33,879**

ADJUSTMENTS NET OF TAX	Q3 2019	Q3 2018	YTD 2019	YTD 2018
Almost Family and other acquisition expenses (1)	$8,482	$7,118	$20,463	$19,289
Closures/relocations/consolidations (2)	$941	$2,335	$4,722	$4,799
Excess tax benefit (4)	$0	$(1,200)	$0	$(1,200)
Income tax effect of adjustments to income	$0	$0	$0	$689
Provider moratorium impairment (3)	$0	$0	$4,332	$0
Total	**$9,423**	**$8,253**	**$29,517**	**$23,577**

ADJUSTMENTS NET OF TAX	Q3 2019	Q3 2018	YTD 2019	YTD 2018
Almost Family and other acquisition expenses (1)	$0.27	$0.23	$0.66	$0.72
Closures/relocations/consolidations (2)	$0.03	$0.08	$0.15	$0.18
Excess tax benefit (4)	$0.00	$(0.04)	$0.00	$(0.05)
Income tax effect of adjustments to income	$0.00	$0.00	$0.00	$0.03
Provider moratorium impairment (3)	$0.00	$0.00	$0.14	$0.00
Total	**$0.30**	**$0.27**	**$0.95**	**$0.88**

Footnotes:

(1) Transition, integration and Homecare Homebase conversion expenses and other costs associated with the acquisition of Almost Family and other recently announced or completed acquisitions *($11.7 million pre-tax in the three months ended Sept 30, 2019 and $28.3 million in the nine months ended Sept 30, 2019).*

(2) Expenses and impairments associated with the closure or consolidation of 3 locations in the third quarter of 2019 along with residual costs and expenses in connection with closures in prior periods *($1.3 million pre-tax in the three months ended Sept 30, 2019 and $6.5 million in the nine months ended Sept 30, 2019).*

(3) During the nine months ended Sept 30, 2019, the Company recorded $6.0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services ("CMS") action to remove all federal moratoria with regard to Medicare provider enrollment.

(4) Tax benefit due to the exercise of stock options related to the Almost Family acquisition.

LHC GROUP

9

Three Months Ended September 30, 2019 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$375,599		$375,599	$62,028		$62,028	$53,411		$53,411
Cost of service revenue	237,414	(2,685)	234,729	35,819	(322)	35,497	39,694	(328)	39,366
Gross margin	138,185		140,870	26,209		26,531	13,717		14,045
General and administrative expenses	108,318	(9,275)	99,043	15,218	(137)	15,081	10,809	(89)	10,720
Impairment of intangibles and other	197	(197)	0	0	0	0	0	0	0
Operating income	$29,670	$12,157	$41,827	$10,991	$459	$11,450	$2,908	$417	$3,325
Add back depreciation	2,557		2,557	455		455	338		338
Less noncontrolling interests	(3,577)		(3,577)	(1,213)		(1,213)	180		180
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$28,650	$12,157	$40,807	$10,233	$459	$10,692	$3,426	$417	$3,843
EBITDA less NCI as a percentage of revenue	7.6%		10.9%	16.5%		17.2%	6.4%		7.2%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$28,715		$28,715	$8,746		$8,746
Cost of service revenue	18,508		18,508	3,333		3,333
Gross margin	10,207		10,207	5,413		5,413
General and administrative expenses	9,498		9,498	2,986		2,986
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$709	$0	$709	$2,427	$0	$2,427
Add back depreciation	785		785	277		277
Less noncontrolling interests	67		67	9		9
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$1,561	$0	$1,561	$2,713	$0	$2,713
EBITDA less NCI as a percentage of revenue	5.4%		5.4%	31.0%		31.0%

LHC GROUP

10

Nine Months Ended September 30, 2019 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$1,113,887	$0	$1,113,887	$168,821	$0	$168,821	$157,610	$0	$157,610
Cost of service revenue	$694,082	($8,892)	685,190	$103,853	($662)	103,191	$119,054	($522)	118,532
Gross margin	419,805		428,697	64,968		65,630	38,556		39,078
General and administrative expenses	322,115	(18,930)	303,185	45,167	(1,787)	43,380	33,004	(995)	32,009
Impairment of intangibles and other	7,263	(7,263)	0	271	(271)	0	0	0	0
Operating income	$90,427	$35,085	$125,512	$19,530	$2,720	$22,250	$5,552	$1,517	$7,069
Add back depreciation	7,369		7,369	1,311		1,311	966		966
Less noncontrolling interests	(11,305)		(11,305)	(2,712)		(2,712)	757		757
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$86,491	$35,085	$121,576	$18,129	$2,720	$20,849	$7,275	$1,517	$8,792
EBITDA less NCI as a percentage of revenue	7.8%		10.9%	10.7%		12.3%	4.6%		5.6%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$84,391	$0	$84,391	$24,217	$0	$24,217
Cost of service revenue	$53,812	($158)	53,654	$10,819	($711)	10,108
Gross margin	30,579		30,737	13,398		14,109
General and administrative expenses	28,010	(239)	27,771	12,338	(411)	11,927
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$2,569	$397	$2,966	$1,060	$1,122	$2,182
Add back depreciation	2,310		2,311	856		855
Less noncontrolling interests	(779)		(779)	22		22
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$4,101	$397	$4,498	$1,937	$1,122	$3,059
EBITDA less NCI as a percentage of revenue	4.9%		5.3%	8.0%		12.6%

LHC GROUP

11

Home Health Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended September 30,				Nine months ended September 30,			
	2019 Adjusted Home health services	% of rev	2018 Adjusted Home health services	% of rev	2019 Adjusted Home health services	% of rev	2018 Adjusted Home health services	% of rev
Net service revenue	$375,599		$360,000		$1,113,887		$925,013	
Cost of service revenue	234,729	62.5%	221,806	61.6%	685,190	61.5%	575,439	62.2%
Gross margin	140,870	37.5%	138,194	38.4%	428,697	38.5%	349,574	37.8%
General and administrative expenses	99,043	26.4%	97,973	27.2%	303,185	27.2%	256,427	27.7%
Operating income	$41,827	11.1%	$40,221	11.2%	$125,512	11.3%	$93,147	10.1%
Depreciation	2,557		2,469		7,369		6,934	
Noncontrolling interests	(3,577)		(3,425)		(11,305)		(9,471)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$40,807		$39,265		$121,576		$90,610	
EBITDA less NCI as a percentage of revenue	10.9%		10.9%		10.9%		9.8%	

- Home Health Adjusted EBITDA margin in the third quarter of 2019 was in line with the Adjusted EBITDA margin in the same period in 2018. Gross margin declined by 90 basis points but was offset by 80 basis improvement in general and administrative expenses.

- For the nine months ended September 30, 2019, EBITDA increased 110 basis points due to 70 basis point improvement in gross margin and 50 basis point improvement in general and administrative expense.

LHC GROUP

12

Hospice Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended September 30,				Nine months ended September 30,			
	2019 Adjusted Hospice services	% of rev	2018 Adjusted Hospice services	% of rev	2019 Adjusted Hospice services	% of rev	2018 Adjusted Hospice services	% of rev
Net service revenue	$62,028		$52,962		$168,821		$146,142	
Cost of service revenue	35,497	57.2%	34,119	64.4%	103,191	61.1%	95,135	65.1%
Gross margin	26,531	42.8%	18,843	35.6%	65,630	38.9%	51,007	34.9%
General and administrative expenses	15,081	24.3%	13,518	25.5%	43,380	25.7%	39,951	27.3%
Operating income	$11,450	18.5%	$5,325	10.1%	$22,250	13.2%	$11,056	7.6%
Depreciation	455		636		1,311		1,764	
Noncontrolling interests	(1,213)		(386)		(2,712)		(1,215)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$10,692		$5,575		$20,849		$11,605	
EBITDA less NCI as a percentage of revenue	17.2%		10.5%		12.3%		7.9%	

- Hospice Adjusted EBITDA margin was 17.2% in the third quarter of 2019 which included a $3.0m improvement in the implicit price concession that was a result of better overall cash collections. Normalized Adjusted EBITDA margin for the third quarter is 13.0%.

- For the nine months ended September 30, 2019, EBITDA increased 440 basis points due to improved gross margin and general and administrative expense driven by higher patient days.

LHC GROUP

13

Home and Community Based Services Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended September 30,				Nine months ended September 30,			
	2019 Adjusted HCBS services	% of rev	2018 Adjusted HCBS services	% of rev	2019 Adjusted HCBS services	% of rev	2018 Adjusted HCBS services	% of rev
Net service revenue	$53,411		$52,773		$157,610		$119,617	
Cost of service revenue	39,366	73.7%	39,691	75.2%	118,532	75.2%	90,163	75.4%
Gross margin	14,045	26.3%	13,082	24.8%	39,078	24.8%	29,454	24.6%
General and administrative expenses	10,720	20.1%	11,944	22.6%	32,009	20.3%	26,353	22.0%
Operating income	$3,325	6.2%	$1,138	2.2%	$7,069	4.5%	$3,101	2.6%
Depreciation	338		151		966		458	
Noncontrolling interests	180		87		757		156	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$3,843		$1,376		$8,792		$3,715	
EBITDA less NCI as a percentage of revenue	7.2%		2.6%		5.6%		3.1%	

- Home and Community-Based Services Adjusted EBITDA margin improved 460 basis points in the third quarter of 2019 compared to the same period in 2018. This was due to 150 basis point improvement in the gross margin and 250 basis point improvement in general and administrative expenses.

- For the nine months ended September 30, 2019, EBITDA increased 250 basis points due to 20 basis point improvement in gross margin and 170 basis point improvement in general and administrative expense.

LHC GROUP

14

Facility-Based Services Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended September 30,				Nine months ended September 30,			
	2019 Adjusted Facility-based services	% of rev	2018 Adjusted Facility-based services	% of rev	2019 Adjusted Facility-based services	% of rev	2018 Adjusted Facility-based services	% of rev
Net service revenue	$28,715		$27,891		$84,391		$86,345	
Cost of service revenue	18,508	64.5%	19,007	68.1%	53,654	63.6%	57,105	66.1%
Gross margin	10,207	35.5%	8,884	31.9%	30,737	36.4%	29,240	33.9%
General and administrative expenses	9,498	33.1%	9,386	33.7%	27,771	32.9%	27,588	32.0%
Operating income (loss)	$709	2.5%	($502)	-1.8%	$2,966	3.5%	$1,652	1.9%
Depreciation	785		767		2,310		2,031	
Noncontrolling interests	67		(27)		(779)		(129)	
Earnings before interest, tax and depreciation (EBITDA less NCI)	$1,561		$238		$4,497		$3,554	
EBITDA less NCI as a percentage of revenue	5.4%		0.9%		5.3%		4.1%	

- Facility-based Adjusted EBITDA margin improved 450 basis points in the third quarter of 2019 compared to the same period in 2018. This was due to an improvement in revenue per patient day from higher acuity driven by higher percentage of patients that meet the criteria for LTACH rates.
- For the nine months ended September 30, 2019, EBITDA increased 120 basis points.

LHC GROUP

15

Home Care Innovations Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended September 30,				Nine months ended September 30,			
	2019 Adjusted HCI services	% of rev	2018 Adjusted HCI services	% of rev	2019 Adjusted HCI services	% of rev	2018 Adjusted HCI services	% of rev
Net service revenue	$8,746		$13,417		$24,217		$23,554	
Cost of service revenue	3,333	38.1%	4,703	35.1%	10,108	41.7%	10,080	42.8%
Gross margin	5,413	61.9%	8,714	64.9%	14,109	58.3%	13,474	57.2%
General and administrative expenses	2,986	34.1%	6,801	50.7%	11,927	49.3%	12,188	51.7%
Operating income (loss)	$2,427	27.7%	$1,913	14.3%	$2,182	9.0%	$1,286	5.5%
Depreciation	277		415		856		799	
Noncontrolling interests	9		0		22		66	
Earnings before interest, tax and depreciation (EBITDA less NCI)	$2,713		$2,328		$3,060		$2,151	
EBITDA less NCI as a percentage of revenue	31.0%		17.4%		12.6%		9.1%	

- Home Care Innovation Services Adjusted EBITDA margin improved in the third quarter of 2019 compared to the same period in 2018 due to the improvement in general and administrative expense driven by cost restructuring and synergies.
- The decrease in revenue in the third quarter of 2019 as compared to the third quarter in 2018 is mainly due to the sale of the Ingenios Health business which occurred in March 2019.
- For the nine months ended September 30, 2019, EBITDA increased 350 basis points.

LHC GROUP

16

2019 Guidance compared to 2018 FY 2018 Adjusted Results ( in millions except for EPS data ) FY 2019 Guidance Midpoint ( in millions except for EPS data ) Growth in 2019 over 2018 Revenue $1,810 $2,115 +16.9% EPS $3.55 $4.40 +23.9% EBITDA $162 $217 +34.0% • Raised EPS guidance to a range of $4.35 to $4.45 » Tax benefit in the third quarter of 2019 in the amount of $1.4 million, or $0.05 per diluted share » Improvement in adjusted hospice and HCBS segment margins • Affirmed revenue and EBITDA guidance: » Net service revenue of $2.09 billion to $2.14 billion » Adjusted EBITDA of $214 million to $220 million 17

Almost Family Integration Updates The quality star ratings of Almost Family agencies was up to 3.82 in the CMS October release, compared with 3.62 at the time of merger. 60% of AFAM agencies are now 4 stars or greater compared to 47% at the time of merger. On pace to finish system conversions by end of 2019 18 AFAM sequential home health same store admission growth from Q3 2019 to Q4 2019 is pacing to approximately a positive 2% as compared to negative 3% from Q3 2018 to Q4 2018 as system conversions wind down. 87% of Almost Family locations are converted to LHC Group version of Homecare Homebase; those locations have already demonstrated 1.2% sequential growth since conversion.

Accelerated Acquisition and Joint Venture Momentum in 2019 Acquisition/Joint Venture Partner State Date Closed Locations Annual Revenue Unity Health Homecare Unity Health Arkansas 1/31/2019 2 $3,500,000 Geisinger Home Health and Hospice Geisinger/AtlantiCare Pennsylvania/ New Jersey 4/1/2019 6/1/2019 13 $35,000,000 VNA of Maryland N/A Maryland 8/1/2019 2 $35,000,000 Central Missouri Home Health Capital Regional Medical Center Missouri 8/1/2019 3 $3,500,000 Atmore Hospital Home Health Atmore Community Hospital Alabama 8/1/2019 1 $2,000,000 Comfort Home Care N/A Ohio 8/1/2019 2 $2,000,000 LifePoint Health LifePoint Health Arizona/Idaho/ Ohio 12/1/2019E 3 $3,600,000 Life Wellness Home Health N/A Nevada 12/1/2019E 1 $2,100,000 Total acquired or announced revenue in 2019 $86,700,000 19

Industry - Leading Quality and Patient Satisfaction • 97% of LHC locations have CMS 4 stars or greater for quality • 93% of LHC same - store locations have CMS 4 stars or greater for patient satisfaction 20 Quality Oct 2019 LHCG Actual Oct 2019 National Average July 2019 LHCG Actual July 2019 National Average LHC Group 4.65 3.28 4.65 3.27 Almost Family 3.82 3.28 3.78 3.27 Combined 4.30 3.28 4.27 3.27 Patient Satisfaction Oct 2019 LHCG Actual Oct 2019 National Average July 2019 LHCG Actual July 2019 National Average LHC Group 4.41 3.72 4.26 3.64 Almost Family 3.86 3.72 3.72 3.64 Combined 4.19 3.72 4.05 3.64 • 100% of LHC Group agencies are Joint Commission accredited or are in the accreditation process • Fewer than 15% of all home care agencies nationwide earn Joint Commission accreditation

Debt and Liquidity Metrics Outstanding Debt ( amounts in thousands ) As of Sept 30, 2019 Total Debt – Balance Sheet $232,000 Less: Cash $29,302 Net Debt $202,698 Net debt to estimated 2019 adjusted EBITDA ratio 0.93x Credit Facility ( amounts in thousands ) As of Sept 30, 2019 Revolver Size $500,000 Less: Outstanding Revolver $232,000 Less: Letters of Credit $22,300 Available Revolver $245,700 Plus: Cash $29,302 Plus: Accordion $200,000 Total Liquidity $475,002 Cash Flow ( amounts in thousands ) As of Sept 30, 2019 Free Cash Flow (9 Months Ended) $75,372 + Cash adjustments to Q3 2019 EBITDA 33,227 = Adjusted Free Cash Flow (9 Months Ended) $108,599 DSO’s 50 days 21

Focus for 2020 Successful execution of our PDGM clinical pathway and efficiency plan Maintain disciplined capital allocation with new joint ventures and other M&A activity Accelerate plans for unlocking untapped potential of co - location strategy Maximize value of Healthcare Innovations business Continue to capture incremental growth from raising Almost Family quality scores to LHCG standards Continue to lead the industry in quality and patient satisfaction scores Capture market share gains and incremental contributions from recent joint ventures and other acquisitions 22 Capture opportunistic share in each market from anticipated consolidation caused by PDGM and RAP elimination Continue our focus as an industry leader in key areas around employee recruitment and retention including vacancy rate and voluntary turnover

Non - GAAP Reconciliations (Amounts in thousands, unaudited) RECONCILIATION OF REVENUE AFTER ADOPTION OF ASU 2014 - 09 RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net Service Revenue, pre - adoption $532,026 $514,118 $ 1,568,084 $ 1,319,840 Less: Implicit price concession (1) 3,527 7,075 19,158 19,719 Net Service Revenue, post - adoption $528,499 $507,043 $ 1,548,926 $ 1,300,121 Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net income attributable to LHC Group, Inc.’s common stockholders $30,067 $21,230 $73,923 $43,022 Add (net of tax): Almost Family and other acquisition expenses (2) 8,482 7,118 20,463 19,289 Closures/relocations/consolidations (3) 941 2,335 4,722 4,799 Excess tax benefit (4) ─ (1,200) ─ (1,200) Income tax effect of adjustments to income ─ ─ ─ 689 Provider moratorium impairment (5) ─ ─ 4,332 ─ Adjusted net income attributable to LHC Group, Inc.’s common stockholders $39,490 $29,483 $103,440 $66,599 23 Footnotes are on page 24

Non - GAAP Reconciliations (Amounts in thousands, unaudited ) RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP PER DILUTED SHARE Three Months Ended September 30, Six Months Ended September 30, 2019 2018 2019 2018 Net income attributable to LHC Group, Inc.’s common stockholders $0.96 $0.68 $2.37 $1.61 Add (net of tax): Almost Family and other acquisition expenses (2) 0.27 0.23 0.66 0.72 Closures/relocations/consolidations (3) 0.03 0.08 0.15 0.18 Excess tax benefit (4) ─ (0.04) ─ (0.05) Income tax effect of adjustments to income ─ ─ ─ 0.03 Provider moratorium impairment (5) ─ ─ 0.14 ─ Adjusted net income attributable to LHC Group, Inc.’s common stockholders $1.26 $0.95 $3.32 $2.49 Footnotes : 1. All amounts previously classified as provision for bad debts are now classified as implicit price concessions in determining the transaction price of the Company's net service revenue . 2. Transition, integration and Homecare Homebase conversion expenses and other costs associated with the acquisition of Almost Family and other recently announced or completed acquisitions ( $ 11 . 7 million pre - tax in the three months ended Sept 30 , 2019 and $ 28 . 3 million in the nine months ended Sept 30 , 2019 ) . 3. Expenses and impairments associated with the closure or consolidation of 3 locations in the third quarter of 2019 along with residual costs and expenses in connection with closures in prior periods ( $ 1 . 3 million pre - tax in the three months ended Sept 30 , 2019 and $ 6 . 5 million in the nine months ended Sept 30 , 2019 ) . 4. Tax benefit due to the exercise of stock options related to the Almost Family acquisition . 5. During the six months ended June 30 , 2019 , the Company recorded $ 6 . 0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services (“CMS”) action to remove all federal moratoria with regard to Medicare provider . 24

• Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Three Months Ended Sept 30 , Nine Months Ended Sept 30 , 2019 2018 2019 2018 Net income $30,067 $21,230 $73,923 $43,022 Add: Income tax expense 9,508 6,685 22,665 14,832 Interest expense, net 2,596 3,264 8,533 7,916 Depreciation and amortization 4,412 4,438 12,812 11,986 Adjustment items (1) 13,033 13,165 40,841 33,879 Adjusted EBITDA $59,616 $48,782 $158,774 $111,635 (1) Adjustment items (pre - tax): Almost Family merger and other acquisition expenses $11,731 $9,914 $28,305 $27,114 Closures/relocation/consolidations 1,302 3,251 6,536 6,765 Provider moratorium impairment 0 0 6,000 0 Total adjustments $13,033 $13,165 $40,841 $33,879 Non - GAAP Reconciliations (Amounts in thousands, unaudited) 25